Penske Automotive Group, Inc. 2555 Telegraph Road Bloomfield Hills, MI 48302-0954

FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS FOURTH QUARTER 2019 RESULTS

Record Fourth Quarter Revenues Up 8.1%

Earnings Before Taxes Up 10.2%

Record Fourth Quarter 2019 Earnings Per Share Up 8.7% to $1.25

Record Fourth Quarter 2019 Earnings Per Share Up 12.6% When Compared to Adjusted 2018

BLOOMFIELD HILLS, MI, February 5, 2020 –  Penske Automotive Group, Inc. (NYSE:PAG), a diversified international transportation services company,  today announced fourth quarter and full year 2019 results.  For the three months ended December 31, 2019,  income from continuing operations attributable to common shareholders increased 3.9% to $101.6 million, and related earnings per share increased 8.7% to  $1.25 per share. This compares to income from continuing operations of $97.8 million and related earnings per share of $1.15 in the prior year. Fourth quarter 2018 income from continuing operations and earnings per share attributable to common shareholders included a net benefit of $2.9 million, or $0.04 per share, related to a gain on dealership sales, partially offset by valuation adjustments on certain franchises. Excluding this benefit, income from continuing operations increased 7.1% from $94.9 million, and related earnings per share increased 12.6% from $1.11 compared to adjusted fourth quarter of 2018 results. Foreign exchange rates had no impact on earnings per share attributable to common shareholders for the three months ended December 31, 2019.

Fourth Quarter 2019 Operational Highlights:

•	Revenue increased 8.1%
•	Same-store retail automotive revenue increased 5.5%
•	Earnings before taxes increased 10.2%
•	SG&A expenses as a percentage of gross profit improved 70 basis points to 79.1% and 110 basis points when compared to adjusted fourth quarter 2018
•	Earnings per share increased 12.6% when compared to adjusted 2018
•	New vehicle gross profit per unit retailed increased $257/unit
•	Finance and insurance revenue increased $105/unit

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“I am very pleased with the performance of our business in the fourth quarter,” said Penske Automotive Group Chair and CEO Roger Penske. “We grew revenue by 8%, delivered strong gross profit per unit retailed in automotive, improved selling, general and administrative expenses as a percentage of gross profit by 110-basis points and increased earnings per share by 12.6%, when compared to an adjusted fourth quarter of 2018. The strength of our U.S. auto retail operations coupled with the recent commercial truck acquisition, more than offset the challenging market conditions in the U.K. As we have moved into the first quarter of 2020, we are encouraged with the improved business conditions in the U.K., including a stronger order environment, as the U.K. officially separated from the European Union at the end of January.”

For the twelve months ended December 31, 2019, the company reported income from continuing operations attributable to common shareholders of $435.5 million, or $5.28 per share, compared to $470.5 million, or $5.52 per share in the prior year. The prior year results include an $11.6 million tax benefit from the final reconciliation of the 2017 U.S. Tax Cuts and Jobs Act, representing $0.14 per share, and a net benefit of $4.0 million, or $0.05 per share, related to a gain on dealership sales, partially offset by valuation adjustments on certain franchises. Excluding these items, 2018 adjusted income from continuing operations was $454.9 million and related adjusted earnings per share were $5.34. Foreign exchange rates negatively impacted earnings per share attributable to common shareholders by $0.07.

Used Vehicle SuperCenter Operations

For the three months ended December 31, 2019, the used vehicle supercenters increased units retailed by 3.1% to 15,405 and increased revenue by 12.0% to $292.7 million. Total gross profit per unit retailed increased 3.2%, or $61. During 2019, we opened two greenfield used supercenters, increasing our used vehicle supercenter location total to sixteen (16).

Retail Commercial Truck Operations

Penske Automotive Group operates twenty-five medium and heavy-duty truck dealership locations in the U.S. and Canada offering primarily Freightliner and Western Star brands. For the three months ended December 31, 2019, total medium and heavy-duty units retailed increased 41.2%, and revenue increased 67.3% to $599.1 million.

Penske Transportation Solutions

Penske Transportation Solutions (“PTS”),  is a leading provider of full-service truck leasing, truck rental, contract maintenance, and logistics services. The company accounts for its ownership interest in PTS using the equity method of accounting. For the three months ended December 31, 2019, the company

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recorded $36.4 million in earnings from this investment compared to $37.8 million for the same period last year.

Share Repurchases

For the twelve months ended December 31, 2019, the company repurchased 3,986,836 shares for $174.1 million, or an average of $43.68 per share. As of December 31, 2019, the Company had remaining share repurchase authorization of approximately $200.0 million.

Conference Call

Penske Automotive Group will host a conference call discussing financial results relating to the fourth quarter of 2019 on Wednesday,  February 5, 2020, at 2:00 p.m. Eastern Standard Time. To listen to the conference call, participants must dial (844) 291-6362 – [International, please dial (234) 720-6995] using access code 5287317. The call will also be simultaneously broadcast over the Internet through the Investor’s section of the Penske Automotive Group website. Additionally, an investor presentation relating to the fourth quarter 2019 financial results has been posted to the company’s website. To access the presentation or to listen to the company’s webcast, please refer to www.penskeautomotive.com.

About Penske Automotive

Penske Automotive Group, Inc.,  (NYSE:PAG) headquartered in Bloomfield Hills, Michigan, is an international transportation services company that operates automotive and commercial truck dealerships principally in the United States, the United Kingdom, Canada, and Western Europe, and distributes commercial vehicles, diesel engines, gas engines, power systems and related parts and services principally in Australia and New Zealand. PAG employs nearly  27,000 people worldwide and is a member of the Fortune 500, Russell 1000, and Russell 3000 indexes, and is ranked among the World’s Most Admired Companies by Fortune Magazine. For additional information, visit the company’s website at www.penskeautomotive.com.

Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as earnings before interest, taxes, depreciation and amortization (“EBITDA”). The company has reconciled these measures to the most directly comparable GAAP measures in the release. The company believes that these widely accepted measures of operating profitability improve the transparency of the company’s disclosures and provide a meaningful presentation of the company’s results from its core business operations excluding the impact of items not related to the company’s ongoing core business operations, and improve the period-to-period comparability of the company’s results from its core business

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operations. These non-GAAP financial measures are not substitutes for GAAP financial results, and should only be considered in conjunction with the company’s financial information that is presented in accordance with GAAP.

Caution Concerning Forward Looking Statements

Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s product availability, future sales and earnings potential. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others: economic conditions generally, conditions in the credit markets, changes in interest rates and foreign currency exchange rates, changes in tariff rates, adverse impacts related to the outcome of the United Kingdom’s departure from the European Union, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to limited vehicle availability due to WLTP and RDE, natural disasters, recall or other disruptions that interrupt the supply of vehicles or parts to us, changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive Group’s business, markets, conditions and other uncertainties, which could affect Penske Automotive Group’s future performance. These risks and uncertainties are addressed in Penske Automotive Group’s Form 10-K for the year ended December 31, 2018, and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive Group disclaims any duty to update the information herein.

Find a vehicle: http://www.penskecars.com

Engage Penske Automotive: http://www.penskesocial.com

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Visit Penske Automotive on YouTube: http://www.youtube.com/penskecars

Inquiries should contact:

J.D. Carlson	Anthony R. Pordon
Executive Vice President and	Executive Vice President Investor Relations
Chief Financial Officer	and Corporate Development
Penske Automotive Group, Inc.	Penske Automotive Group, Inc.
248-648-2810	248-648-2540
jcarlson@penskeautomotive.com	tpordon@penskeautomotive.com

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Statements of Income

 (Amounts In Millions, Except Per Share Data)

(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2019	2018	Change	2019	2018	Change
Revenue	$5,881.4	$5,439.3	8.1%	$23,179.4	$22,785.1	1.7%
Cost of Sales	5,014.9	4,631.2	8.3%	19,723.9	19,370.2	1.8%
Gross Profit	$866.5	$808.1	7.2%	$3,455.5	$3,414.9	1.2%
SG&A Expenses	685.1	645.0	6.2%	2,693.2	2,646.3	1.8%
Depreciation	28.6	26.5	7.9%	109.6	103.7	5.7%
Operating Income	$152.8	$136.6	11.9%	$652.7	$664.9	(1.8)%
Floor Plan Interest Expense	(20.3)	(21.9)	(7.3)%	(84.5)	(80.9)	4.4%
Other Interest Expense	(31.0)	(28.0)	10.7%	(124.2)	(114.7)	8.3%
Equity in Earnings of Affiliates	37.9	39.8	(4.8)%	147.5	134.8	9.4%
Income from Continuing Operations Before Income Taxes	$139.4	$126.5	10.2%	$591.5	$604.1	(2.1)%
Income Taxes	(38.1)	(29.6)	28.7%	(156.7)	(134.3)	16.7%
Income from Continuing Operations	$101.3	$96.9	4.5%	$434.8	$469.8	(7.4)%
Income from Discontinued Operations, net of tax	—	0.3	nm	0.3	0.5	nm
Net Income	$101.3	$97.2	4.2%	$435.1	$470.3	(7.5)%
Less: Loss Attributable to Non-Controlling Interests	(0.3)	(0.9)	nm	(0.7)	(0.7)	nm
Net Income Attributable to Common Shareholders	$101.6	$98.1	3.6%	$435.8	$471.0	(7.5)%

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$101.3	$96.9	4.5%	$434.8	$469.8	(7.4)%
Less: Loss Attributable to Non-Controlling Interests	(0.3)	(0.9)	nm	(0.7)	(0.7)	nm
Income from Continuing Operations, net of tax	$101.6	$97.8	3.9%	$435.5	$470.5	(7.4)%
Income from Discontinued Operations, net of tax	—	0.3	nm	0.3	0.5	nm
Net Income Attributable to Common Shareholders	$101.6	$98.1	3.6%	$435.8	$471.0	(7.5)%
Income from Continuing Operations Per Share	$1.25	$1.15	8.7%	$5.28	$5.52	(4.3)%
Income Per Share	$1.25	$1.16	7.8%	$5.28	$5.53	(4.5)%
Weighted Average Shares Outstanding	81.1	84.8	(4.4)%	82.5	85.2	(3.2)%

nm – not meaningful

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Balance Sheets

(Amounts In Millions)

(Unaudited)

	December 31,	December 31,
	2019	2018
Assets:
Cash and Cash Equivalents	$28.1	$39.4
Accounts Receivable, Net	960.3	929.1
Inventories	4,260.7	4,040.1
Other Current Assets	85.0	86.6
Total Current Assets	5,334.1	5,095.2
Property and Equipment, Net	2,366.4	2,250.0
Operating Lease Right-of-Use Assets	2,360.5	—
Intangibles	2,463.2	2,238.2
Other Long-Term Assets	1,420.2	1,321.1
Total Assets	$13,944.4	$10,904.5

Liabilities and Equity:
Floor Plan Notes Payable	$2,412.5	$2,362.2
Floor Plan Notes Payable – Non-Trade	1,594.0	1,428.6
Accounts Payable	638.8	598.2
Accrued Expenses and Other Current Liabilities	701.9	566.6
Current Portion Long-Term Debt	103.3	92.0
Liabilities Held for Sale	0.5	0.7
Total Current Liabilities	5,451.0	5,048.3
Long-Term Debt	2,257.0	2,124.7
Long-Term Operating Lease Liabilities	2,301.2	—
Other Long-Term Liabilities	1,123.6	1,096.8
Total Liabilities	11,132.8	8,269.8
Equity	2,811.6	2,634.7
Total Liabilities and Equity	$13,944.4	$10,904.5

Supplemental Balance Sheet Information
New vehicle days' supply	71	72
Used vehicle days' supply	52	57

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Operations

Selected Data

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2019	2018	2019	2018
Geographic Revenue Mix:
North America	62.4%	60.0%	59.3%	56.5%
U.K.	29.3%	31.6%	32.6%	35.0%
Other International	8.3%	8.4%	8.1%	8.5%
Total	100.0%	100.0%	100.0%	100.0%

Revenue: (Amounts in Millions)
Retail Automotive	$5,162.7	$4,949.2	$20,615.8	$20,849.2
Retail Commercial Trucks	599.1	358.0	2,050.5	1,374.5
Commercial Vehicles Australia/Power Systems and Other	119.6	132.1	513.1	561.4
Total	$5,881.4	$5,439.3	$23,179.4	$22,785.1

Gross Profit: (Amounts in Millions)
Retail Automotive	$755.1	$720.1	$3,038.9	$3,058.6
Retail Commercial Trucks	78.3	54.7	277.8	211.5
Commercial Vehicles Australia/Power Systems and Other	33.1	33.3	138.8	144.8
Total	$866.5	$808.1	$3,455.5	$3,414.9

Gross Margin:
Retail Automotive	14.6%	14.5%	14.7%	14.7%
Retail Commercial Trucks	13.1%	15.3%	13.5%	15.4%
Commercial Vehicles Australia/Power Systems and Other	27.7%	25.2%	27.1%	25.8%
Total	14.7%	14.9%	14.9%	15.0%

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,

	2019	2018	2019	2018
Operating Items as a Percentage of Revenue:
Gross Profit	14.7%	14.9%	14.9%	15.0%
Selling, General and Administrative Expenses	11.6%	11.9%	11.6%	11.6%
Operating Income	2.6%	2.5%	2.8%	2.9%
Income from Continuing Operations Before Income Taxes	2.4%	2.3%	2.6%	2.7%

Operating Items as a Percentage of Total Gross Profit:
Selling, General and Administrative Expenses	79.1%	79.8%	77.9%	77.5%
Operating Income	17.6%	16.9%	18.9%	19.5%

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,

(Amounts in Millions)	2019	2018	2019	2018

EBITDA*	$199.0	$181.0	$825.3	$822.5
Floorplan Credits	$9.9	$10.4	$37.2	$40.3
Rent Expense	$58.6	$56.8	$232.0	$232.1
Capital Expenditures	$56.5	$117.1	$245.3	$305.6
Stock Repurchases	$—	$13.1	$174.1	$68.9

* See the following Non-GAAP reconciliation table.

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Selected Data – Revenue and Gross Profit Mix

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2019	2018	2019	2018
Retail Automotive Revenue Mix:
Premium:
BMW / MINI	24%	23%	23%	23%
Audi	12%	12%	12%	13%
Mercedes-Benz	10%	10%	10%	9%
Land Rover / Jaguar	8%	10%	9%	9%
Porsche	7%	5%	6%	6%
Ferrari / Maserati	3%	3%	3%	3%
Lexus	3%	3%	3%	3%
Acura	1%	1%	1%	1%
Bentley	1%	1%	1%	1%
Others	2%	2%	2%	2%
Total Premium	71%	70%	70%	70%
Volume Non-U.S.:
Toyota	10%	10%	10%	10%
Honda	6%	7%	6%	6%
Volkswagen	3%	4%	4%	4%
Nissan	1%	1%	1%	1%
Others	2%	1%	2%	1%
Total Volume Non-U.S.	22%	23%	23%	22%
U.S.:
General Motors / Chrysler / Ford	1%	2%	1%	2%
Stand-Alone Used	6%	5%	6%	6%
Total	100%	100%	100%	100%

Retail Automotive Geographic Revenue Mix:
U.S.	60%	59%	57%	55%
U.K.	33%	35%	37%	38%
Other International	7%	6%	6%	7%
Total	100%	100%	100%	100%

Retail Automotive Geographic Gross Profit Mix:
U.S.	63%	63%	61%	59%
U.K.	31%	31%	33%	35%
Other International	6%	6%	6%	6%
Total	100%	100%	100%	100%

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

(Unaudited)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2019	2018	Change		2019	2018	Change
Retail Automotive Units:
New Retail	55,974	56,698	(1.3)%		222,704	235,964	(5.6)%
Used Retail	65,284	64,171	1.7%		284,190	282,542	0.6%
Total	121,258	120,869	0.3%		506,894	518,506	(2.2)%

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$2,445.4	$2,340.8	4.5%		$9,329.5	$9,666.4	(3.5)%
Used Vehicles	1,712.0	1,663.2	2.9%		7,241.2	7,252.1	(0.2)%
Finance and Insurance, Net	160.6	147.4	9.0%		652.1	629.6	3.6%
Service and Parts	541.9	536.3	1.0%		2,195.9	2,151.4	2.1%
Fleet and Wholesale	302.8	261.5	15.8%		1,197.1	1,149.7	4.1%
Total Revenue	$5,162.7	$4,949.2	4.3%		$20,615.8	$20,849.2	(1.1)%

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$183.9	$171.8	7.0%		$695.6	$724.6	(4.0)%
Used Vehicles	81.9	81.6	0.4%		366.1	409.1	(10.5)%
Finance and Insurance, Net	160.6	147.4	9.0%		652.1	629.6	3.6%
Service and Parts	324.4	317.8	2.1%		1,305.8	1,277.3	2.2%
Fleet and Wholesale	4.3	1.5	186.7%		19.3	18.0	7.2%
Total Gross Profit	$755.1	$720.1	4.9%		$3,038.9	$3,058.6	(0.6)%

Retail Automotive Revenue Per Vehicle Retailed:
New Vehicles	$43,689	$41,285	5.8%		$41,892	$40,966	2.3%
Used Vehicles	26,224	25,919	1.2%		25,480	25,667	(0.7)%

Retail Automotive Gross Profit Per Vehicle Retailed:
New Vehicles	$3,286	$3,029	8.5%		$3,124	$3,070	1.8%
Used Vehicles	1,255	1,272	(1.3)%		1,288	1,448	(11.0)%
Finance and Insurance	1,324	1,219	8.6%		1,287	1,214	6.0%

Retail Automotive Gross Margin:
New Vehicles	7.5%	7.3%	+20	bps	7.5%	7.5%	---	bps
Used Vehicles	4.8%	4.9%	-10	bps	5.1%	5.6%	-50	bps
Service and Parts	59.9%	59.3%	+60	bps	59.5%	59.4%	+10	bps
Fleet and Wholesale	1.4%	0.6%	+80	bps	1.6%	1.6%	---	bps
Total Gross Margin	14.6%	14.5%	+10	bps	14.7%	14.7%	---	bps

Retail Automotive Revenue Mix Percentages:
New Vehicles	47.4%	47.3%	+10	bps	45.3%	46.4%	-110	bps
Used Vehicles	33.2%	33.6%	-40	bps	35.1%	34.8%	+30	bps
Finance and Insurance, Net	3.1%	3.0%	+10	bps	3.2%	3.0%	+20	bps
Service and Parts	10.5%	10.8%	-30	bps	10.7%	10.3%	+40	bps
Fleet and Wholesale	5.8%	5.3%	+50	bps	5.7%	5.5%	+20	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	24.4%	23.9%	+50	bps	22.9%	23.7%	-80	bps
Used Vehicles	10.8%	11.3%	-50	bps	12.0%	13.4%	-140	bps
Finance and Insurance, Net	21.3%	20.5%	+80	bps	21.5%	20.6%	+90	bps
Service and Parts	43.0%	44.1%	-110	bps	43.0%	41.8%	+120	bps
Fleet and Wholesale	0.5%	0.2%	+30	bps	0.6%	0.5%	+10	bps
Total	100.0%	100.0%			100.0%	100.0%

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations Same-Store

 (Unaudited)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2019	2018	Change		2019	2018	Change
Retail Automotive Same-Store Units:
New Retail	54,928	54,516	0.8%		214,389	225,513	(4.9)%
Used Retail	63,670	61,893	2.9%		275,123	272,086	1.1%
Total	118,598	116,409	1.9%		489,512	497,599	(1.6)%

Retail Automotive Same-Store Revenue: (Amounts in Millions)
New Vehicles	$2,400.2	$2,259.8	6.2%		$9,000.7	$9,291.4	(3.1)%
Used Vehicles	1,673.8	1,614.2	3.7%		7,029.3	7,028.3	0.0%
Finance and Insurance, Net	157.6	143.6	9.7%		635.9	611.7	4.0%
Service and Parts	533.1	519.3	2.7%		2,134.0	2,079.9	2.6%
Fleet and Wholesale	288.2	251.3	14.7%		1,147.5	1,104.2	3.9%
Total Revenue	$5,052.9	$4,788.2	5.5%		$19,947.4	$20,115.5	(0.8)%

Retail Automotive Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$179.3	$164.7	8.9%		$666.7	$693.5	(3.9)%
Used Vehicles	80.4	79.6	1.0%		359.3	399.0	(9.9)%
Finance and Insurance, Net	157.6	143.6	9.7%		635.9	611.7	4.0%
Service and Parts	318.3	308.4	3.2%		1,266.4	1,234.5	2.6%
Fleet and Wholesale	4.6	1.4	228.6%		19.1	17.8	7.3%
Total Gross Profit	$740.2	$697.7	6.1%		$2,947.4	$2,956.5	(0.3)%

Retail Automotive Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$43,696	$41,452	5.4%		$41,983	$41,201	1.9%
Used Vehicles	26,289	26,080	0.8%		25,550	25,831	(1.1)%

Retail Automotive Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$3,265	$3,020	8.1%		$3,110	$3,075	1.1%
Used Vehicles	1,262	1,287	(1.9)%		1,306	1,466	(10.9)%
Finance and Insurance	1,329	1,234	7.7%		1,299	1,229	5.7%

Retail Automotive Same-Store Gross Margin:
New Vehicles	7.5%	7.3%	+20	bps	7.4%	7.5%	-10	bps
Used Vehicles	4.8%	4.9%	-10	bps	5.1%	5.7%	-60	bps
Service and Parts	59.7%	59.4%	+30	bps	59.3%	59.4%	-10	bps
Fleet and Wholesale	1.6%	0.6%	+100	bps	1.7%	1.6%	+10	bps
Total Gross Margin	14.6%	14.6%	---	bps	14.8%	14.7%	+10	bps

Retail Automotive Revenue Mix Percentages:
New Vehicles	47.5%	47.2%	+30	bps	45.1%	46.2%	-110	bps
Used Vehicles	33.1%	33.7%	-60	bps	35.2%	34.9%	+30	bps
Finance and Insurance, Net	3.1%	3.0%	+10	bps	3.2%	3.0%	+20	bps
Service and Parts	10.6%	10.8%	-20	bps	10.7%	10.3%	+40	bps
Fleet and Wholesale	5.7%	5.3%	+40	bps	5.8%	5.6%	+20	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	24.2%	23.6%	+60	bps	22.6%	23.5%	-90	bps
Used Vehicles	10.9%	11.4%	-50	bps	12.2%	13.5%	-130	bps
Finance and Insurance, Net	21.3%	20.6%	+70	bps	21.6%	20.7%	+90	bps
Service and Parts	43.0%	44.2%	-120	bps	43.0%	41.8%	+120	bps
Fleet and Wholesale	0.6%	0.2%	+40	bps	0.6%	0.5%	+10	bps
Total	100.0%	100.0%			100.0%	100.0%

10

PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations

 (Unaudited)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2019	2018	Change		2019	2018	Change
Retail Commercial Truck Units:
New Retail	3,209	2,184	46.9%		11,897	8,291	43.5%
Used Retail	519	457	13.6%		1,954	1,973	(1.0)%
Total	3,728	2,641	41.2%		13,851	10,264	34.9%

Retail Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$367.6	$236.4	55.5%		$1,347.2	$866.9	55.4%
Used Vehicles	29.2	25.7	13.6%		117.0	112.0	4.5%
Finance and Insurance, Net	3.4	2.9	17.2%		12.4	11.9	4.2%
Service and Parts	162.6	88.8	83.1%		503.3	364.5	38.1%
Wholesale and Other	36.3	4.2	764.3%		70.6	19.2	267.7%
Total Revenue	$599.1	$358.0	67.3%		$2,050.5	$1,374.5	49.2%

Retail Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$17.6	$12.6	39.7%		$61.4	$40.8	50.5%
Used Vehicles	0.3	2.9	(89.7)%		9.2	12.7	(27.6)%
Finance and Insurance, Net	3.4	2.9	17.2%		12.4	11.9	4.2%
Service and Parts	53.8	34.5	55.9%		182.4	140.8	29.5%
Wholesale and Other	3.2	1.8	77.8%		12.4	5.3	134.0%
Total Gross Profit	$78.3	$54.7	43.1%		$277.8	$211.5	31.3%

Retail Commercial Truck Revenue Per Vehicle Retailed:
New Vehicles	$114,573	$108,216	5.9%		$113,239	$104,563	8.3%
Used Vehicles	56,041	56,183	(0.3)%		59,865	56,767	5.5%

Retail Commercial Truck Gross Profit Per Vehicle Retailed:
New Vehicles	$5,505	$5,745	(4.2)%		$5,164	$4,916	5.0%
Used Vehicles	546	6,243	(91.3)%		4,706	6,422	(26.7)%
Finance and Insurance	917	1,107	(17.2)%		896	1,163	(23.0)%

Retail Commercial Truck Gross Margin:
New Vehicles	4.8%	5.3%	-50	bps	4.6%	4.7%	-10	bps
Used Vehicles	1.0%	11.3%	-1,030	bps	7.9%	11.3%	-340	bps
Service and Parts	33.1%	38.9%	-580	bps	36.2%	38.6%	-240	bps
Total Gross Margin	13.1%	15.3%	-220	bps	13.5%	15.4%	-190	bps

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	61.4%	66.0%	-460	bps	65.7%	63.1%	+260	bps
Used Vehicles	4.9%	7.2%	-230	bps	5.7%	8.1%	-240	bps
Finance and Insurance, Net	0.6%	0.8%	-20	bps	0.6%	0.9%	-30	bps
Service and Parts	27.1%	24.8%	+230	bps	24.5%	26.5%	-200	bps
Wholesale and Other	6.0%	1.2%	+480	bps	3.5%	1.4%	+210	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	22.5%	23.0%	-50	bps	22.1%	19.3%	+280	bps
Used Vehicles	0.4%	5.3%	-490	bps	3.3%	6.0%	-270	bps
Finance and Insurance, Net	4.3%	5.3%	-100	bps	4.5%	5.6%	-110	bps
Service and Parts	68.7%	63.1%	+560	bps	65.7%	66.6%	-90	bps
Wholesale and Other	4.1%	3.3%	+80	bps	4.4%	2.5%	+190	bps
Total	100.0%	100.0%			100.0%	100.0%

11

PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations Same-Store

 (Unaudited)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2019	2018	Change		2019	2018	Change
Retail Commercial Truck Same-Store Units:
New Retail	1,475	2,184	(32.5)%		8,306	8,200	1.3%
Used Retail	389	457	(14.9)%		1,633	1,971	(17.1)%
Total	1,864	2,641	(29.4)%		9,939	10,171	(2.3)%

Retail Commercial Truck Same-Store Revenue: (Amounts in Millions)
New Vehicles	$161.7	$236.3	(31.6)%		$921.0	$854.3	7.8%
Used Vehicles	21.1	25.7	(17.9)%		97.4	111.9	(13.0)%
Finance and Insurance, Net	2.3	2.9	(20.7)%		10.7	11.8	(9.3)%
Service and Parts	87.5	88.3	(0.9)%		368.5	360.1	2.3%
Wholesale and Other	4.0	4.4	(9.1)%		20.9	19.2	8.9%
Total Revenue	$276.6	$357.6	(22.7)%		$1,418.5	$1,357.3	4.5%

Retail Commercial Truck Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$7.2	$12.5	(42.4)%		$39.1	$40.0	(2.3)%
Used Vehicles	0.5	2.9	(82.8)%		7.9	12.7	(37.8)%
Finance and Insurance, Net	2.3	2.9	(20.7)%		10.7	11.8	(9.3)%
Service and Parts	34.3	34.3	—%		145.4	139.1	4.5%
Wholesale and Other	3.1	1.9	63.2%		11.9	5.0	138.0%
Total Gross Profit	$47.4	$54.5	(13.0)%		$215.0	$208.6	3.1%

Retail Commercial Truck Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$109,602	$108,216	1.3%		$110,883	$104,179	6.4%
Used Vehicles	54,245	56,183	(3.4)%		59,654	56,782	5.1%

Retail Commercial Truck Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$4,905	$5,745	(14.6)%		$4,708	$4,873	(3.4)%
Used Vehicles	1,183	6,243	(81.1)%		4,834	6,419	(24.7)%
Finance and Insurance	1,256	1,107	13.5%		1,073	1,162	(7.7)%

Retail Commercial Truck Same-Store Gross Margin:
New Vehicles	4.5%	5.3%	-80	bps	4.2%	4.7%	-50	bps
Used Vehicles	2.4%	11.3%	-890	bps	8.1%	11.3%	-320	bps
Service and Parts	39.2%	38.8%	+40	bps	39.5%	38.6%	+90	bps
Total Gross Margin	17.1%	15.2%	+190	bps	15.2%	15.4%	-20	bps

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	58.5%	66.1%	-760	bps	64.9%	62.9%	+200	bps
Used Vehicles	7.6%	7.2%	+40	bps	6.9%	8.2%	-130	bps
Finance and Insurance, Net	0.8%	0.8%	---	bps	0.8%	0.9%	-10	bps
Service and Parts	31.6%	24.7%	+690	bps	26.0%	26.5%	-50	bps
Wholesale and Other	1.5%	1.2%	+30	bps	1.4%	1.5%	-10	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	15.2%	22.9%	-770	bps	18.2%	19.2%	-100	bps
Used Vehicles	1.1%	5.3%	-420	bps	3.7%	6.1%	-240	bps
Finance and Insurance, Net	4.9%	5.3%	-40	bps	5.0%	5.7%	-70	bps
Service and Parts	72.4%	62.9%	+950	bps	67.6%	66.7%	+90	bps
Wholesale and Other	6.4%	3.6%	+280	bps	5.5%	2.3%	+320	bps
Total	100.0%	100.0%			100.0%	100.0%

12

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Non-GAAP Reconciliations

(Unaudited)

The following tables reconcile reported income from continuing operations and earnings per share to adjusted income from continuing operations and adjusted earnings per share for the three and twelve months ended December 31, 2019 and 2018:

Income from Continuing Operations:

	Three Months Ended			Twelve Months Ended
(Amounts in Millions)	December 31,			December 31,
	2019	2018	% Change	2019	2018	% Change

Income from Continuing Operations	$101.6	$97.8	3.9%	$435.5	$470.5	(7.4)%
Less: Income tax benefit (1)	—	—	—	—	(11.6)	nm
Less: Net gain on dealership sales	—	(8.2)	nm	—	(22.7)	nm
Add: Valuation adjustments and termination of franchises	—	5.3	nm	—	18.7	nm
Adjusted Income from Continuing Operations	$101.6	$94.9	7.1%	$435.5	$454.9	(4.3)%

Earnings Per Share:

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2019	2018	% Change	2019	2018		% Change

Earnings Per Share from Continuing Operations	$1.25	$1.15	8.7%	$5.28	$5.52		(4.3)%
Less: Income tax benefit (1)	—	—	—	—	(0.14)		nm
Less: Net gain on dealership sales	—	(0.10)	nm	—	(0.27)		nm
Add: Valuation adjustments and termination of franchises	—	0.06	nm	—	0.22		nm
Adjusted Earnings Per Share from Continuing Operations	$1.25	$1.11	12.6%	$5.28	$5.34	(2)	(1.1)%

(1)    This benefit relates to the final reconciliation of the income tax benefit related to the enactment of the 2017 U.S. Tax Cuts and Jobs Act.

(2)    Earnings per share amounts may not sum due to rounding.

The following table reconciles reported Selling, General and Administrative Expenses for the three and twelve months ended December 31, 2019 and 2018:

	Three Months Ended				Twelve Months Ended
(Amounts in Millions)	December 31,				December 31,
	2019	2018	% Change		2019	2018	% Change

Selling, General and Administrative Expenses	$685.1	$645.0	6.2%		$2,693.2	$2,646.3	1.8%
Add: Net gain on dealership sales	—	8.2	nm		—	22.7	nm
Less: Valuation adjustments and termination of franchises	—	(5.3)	nm		—	(18.7)	nm
Adjusted Selling, General and Administrative Expenses	$685.1	$647.9	5.7%		$2,693.2	$2,650.3	1.6%

SG&A Expenses as a Percentage of Total Gross Profit	79.1%	79.8%	-70	bps	77.9%	77.5%	+40	bps
Adjusted SG&A Expenses as a Percentage of Total Gross Profit	79.1%	80.2%	-110	bps	77.9%	77.6%	+30	bps

13

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Non-GAAP Reconciliations

(Unaudited)

The following table reconciles reported income tax expense for the three and twelve months ended December 31, 2019 and 2018:

	Three Months Ended				Twelve Months Ended
(Amounts in Millions)	December 31,				December 31,
	2019	2018	% Change		2019	2018	% Change

Tax Expense	$38.1	$29.6	28.7%		$156.7	$134.3	16.7%
Add: Income Tax Benefit (1)	—	—	—		—	11.6	nm
Adjusted Income Tax Expense	$38.1	$29.6	28.7%		$156.7	$145.9	7.4%

Effective Tax Rate	27.4%	23.4%	+400	bps	26.5%	22.2%	+430	bps
Adjusted Effective Tax Rate	27.4%	23.4%	+400	bps	26.5%	24.2%	+230	bps

(1)    This benefit relates to the final reconciliation of the income tax benefit related to the enactment of the 2017 U.S. Tax Cuts and Jobs Act.

The following tables reconcile reported net income to earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the three and twelve months ended December 31, 2019 and 2018:

	Three Months Ended
	December 31,		2019 vs. 2018
(Amounts in Millions)	2019	2018	Change	% Change

Net Income	$101.3	$97.2	$4.1	4.2%
Add: Depreciation	28.6	26.5	2.1	7.9%
Other Interest Expense	31.0	28.0	3.0	10.7%
Income Taxes	38.1	29.6	8.5	28.7%
Income from Discontinued Operations, net of tax	—	(0.3)	0.3	nm
EBITDA	$199.0	$181.0	$18.0	9.9%
Less: Net gain on dealership sales	—	(8.2)	8.2	nm
Add: Valuation adjustments and termination of franchises	—	5.3	(5.3)	nm
Adjusted EBITDA	$199.0	$178.1	$20.9	11.7%

	Twelve Months Ended
	December 31,		2019 vs. 2018
(Amounts in Millions)	2019	2018	Change	% Change

Net Income	$435.1	$470.3	$(35.2)	(7.5)%
Add: Depreciation	109.6	103.7	5.9	5.7%
Other Interest Expense	124.2	114.7	9.5	8.3%
Income Taxes (1)	156.7	134.3	22.4	16.7%
Income from Discontinued Operations, net of tax	(0.3)	(0.5)	0.2	nm
EBITDA	$825.3	$822.5	$2.8	0.3%
Less: Net gain on dealership sales	—	(22.7)	22.7	nm
Add: Valuation adjustments and termination of franchises	—	18.7	(18.7)	nm
Adjusted EBITDA	$825.3	$818.5	$6.8	0.8%

(1)    Amount for 2018 includes a tax benefit of $11.6 million for the final reconciliation of the income tax benefit related to the enactment of the 2017 U.S. Tax Cuts and Jobs Act.

nm – not meaningful

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14